UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 15, 2007

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On March 15, 2007, the compensation and human resources committee, a joint committee of the boards of directors of Nortel Networks Corporation (NNC) and the Registrant, NNC’s principal operating subsidiary, recommended and the boards of directors of NNC and the Registrant approved the corporate performance objectives for 2007 for the Nortel Networks Limited Annual Incentive Plan (which was called the Nortel Networks Limited SUCCESS Incentive Plan prior to January 1, 2007). The corporate performance objectives for 2007 are revenue, operating margin and free cash flow, with customer satisfaction and quality as qualitative measures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ PETER W. CURRIE
Peter W. Currie
Executive Vice-President and Chief Financial Officer

By:	/s/ TRACY S.J. CONNELLY MCGILLEY
Tracy S.J. Connelly McGilley
Associate General Counsel — Corporate and Assistant Secretary

Dated: March 21, 2007

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